UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2014

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

August 2014

Dear Fellow Shareholders:

As temperatures turned warmer during the second quarter of 2014, equity markets rallied as investors began to look past the negative economic effects caused by the persistent cold weather of the recent winter.  For the quarter, major equity market returns were positive and interest rates declined, with the yield on the 10-year U.S. Treasury falling from 2.73% to 2.53%.  Consequently, bond prices, which move inversely to interest rates, moved higher.  Short-term interest rates such as the 1-year U.S. Treasury, however, remained relatively stable throughout the quarter, yielding a miniscule one-tenth of one percent.  The Greenspring Fund generated a positive return of 1.46% for the quarter, with both equity and fixed income securities contributing to the gain.

Equity investors remained optimistic despite having to digest many conflicting economic data points during the second quarter.  Due to the harsh winter, many investors expected the economic reports for the first quarter to be disappointing, but most were still surprised when it was reported that our nation’s GDP had contracted by more than 2%.  As the second quarter progressed, however, reports about stronger than expected employment, healthy consumer confidence, growing industrial production, increasing capital goods orders, and strong new vehicle sales led investors to believe that the economy was successfully overcoming the economic headwinds faced during the first quarter.

Throughout the second quarter, investors seemed intently focused on the domestic economy and largely turned a blind eye to several potentially disruptive international events.  Tensions in the Ukraine and worsening relations between Russia and the United States rekindled Cold War memories.  The Middle East remained extremely volatile and the situation in Iraq worsened dramatically as the government suddenly lost control of a significant amount of territory to a powerful new group of insurgents.  Facing slow economic growth throughout the European Union, the European Central Bank (“ECB”) continued its efforts to stimulate economic growth and combat deflationary fears by, once again, reducing interest rates.  The ECB

Greenspring Fund
Performance for the
Periods Ended June 30, 2014
Quarter	1.46%
Year to Date	2.30%
1 Year	11.58%
3 Years*	8.97%
5 Years*	9.78%
10 Years*	7.09%
15 Years*	7.96%
20 Years*	8.41%
Since inception on 7/1/83*	9.95%
Expense Ratio**	0.94%

*	Annualized.
**	As stated in Prospectus dated 5-1-14. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

also took the unusual step of establishing negative interest rates on deposits held at the European Central Bank, in an effort to encourage banks to make more loans rather than hold deposits at the ECB.

INFLUENCES on FUND PERFORMANCE

The gains in the Greenspring Fund’s portfolio were widespread.  Approximately two-thirds of the equity securities and over 90% of the fixed income holdings produced positive returns for the quarter, with the equity

Greenspring Fund, Incorporated

securities providing the majority of the total gain.  Within the equity holdings, the largest single influence on performance was the positive return produced by the Fund’s holdings in the Oil & Gas Exploration and Production industry.  Throughout the quarter, the Fund held positions in the stocks of five oil and gas companies.  While each of these companies benefitted from an increase in the price of crude oil during the quarter, in most cases, they also reported solid quarterly operating results including increased production of crude oil.  Additionally, impressive results from newly drilled wells increased investors’ confidence in each company’s ability to invest its cash flow into growth projects that should lead to continued increases in oil and gas production in the future.

The individual securities that had the greatest influence on the performance of the Fund during the quarter, in order of magnitude, were the common stock investments in MasTec, Inc., Silicon Graphics International Corp., Datalink Corporation, Rosetta Resources, Inc., and Republic Services, Inc.  The Fund’s investments in MasTec, Silicon Graphics and Datalink declined in value, while Rosetta Resources and Republic Services generated positive returns.

MasTec, Inc.

The Fund has owned shares of MasTec, Inc. common stock in varying amounts since 2009 and has also owned two different bonds of the Company during that time period.  During the first quarter of 2014, MasTec had the single largest influence on the Fund’s performance, generating a significant positive return.  During the second quarter, however, the stock price declined, giving back all the gains achieved during the first quarter and ended the quarter priced just below where it started the year.  MasTec builds, installs and maintains infrastructure projects for the energy, communications and utility industries, working on large and diverse projects such as oil and gas pipelines, electric transmission and distribution lines, wireless and wireline communication systems and renewable energy projects such as solar facilities and wind farms.  MasTec’s stock price declined after the Company issued guidance that lowered second quarter earnings expectations due to unanticipated delays in spending on wireless projects by a large customer(thought to be AT&T) and pricing pressure it experienced in the oil and gas pipeline business.  These developments caught the investment community by surprise as both the wireless and pipeline businesses had been performing very well and analysts had been excited about the excellent longer-term prospects for these business segments.  With the current uncertainty surrounding customer spending on wireless projects, MasTec is finding it difficult to predict the impact this may have on its near-term earnings for the balance of 2014.  Despite this recent setback, we believe the long-term outlook for MasTec is quite attractive and we took advantage of the stock price decline to purchase additional shares.  Given constantly changing technology and an extremely competitive market among wireless providers, we expect spending on improvements to wireless infrastructure to bounce back after this temporary lull and remain at healthy levels for some time.  The pipeline construction and electric transmission businesses should also remain strong, as these industries need to continue to build out new infrastructure to keep pace with the significant development of new domestic oil and gas reserves and the construction of renewable energy power systems.  MasTec is well positioned to benefit from these future expenditures and we expect the Company to recover from the near term challenges and deliver solid financial performance.

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
Energen Corp.	3.2%
Republic Services, Inc.	3.2%
j2 Global, Inc.	3.1%
MasTec, Inc.	3.0%
KBR, Inc.	2.8%
Harmonic, Inc.	2.8%
FTI Consulting, Inc.	2.8%
PetroQuest Energy, Inc., 10.000%, 9/1/17	2.6%
PartnerRe, Ltd.	2.6%
US Foods, Inc. 8.500%, 6/30/19	2.4%

Greenspring Fund, Incorporated

Silicon Graphics International Corp.

Silicon Graphics International Corp. is a leading global developer of high-performance computers, servers, storage, and software solutions.  As a well-respected leader in the high performance computing niche, Silicon Graphics stands to benefit from the long-term structural demand for its products due to its customers’ growing need to capture, store and quickly process tremendous amounts of data.  During the second quarter, the stock price declined after the Company reported disappointing first quarter earnings largely due to a severe slowdown in spending by the U.S. Government, one of its larger customers.  This spending slowdown began with the government shutdown in the fall of 2013 and further intensified after the National Security Agency (NSA) severely curtailed its expenditures on high performance computers following the Edward Snowden revelations.  Currently, Intelligence and Defense Department spending remains uncertain, which continues to affect Silicon Graphics’ ability to forecast its near term earnings.

Despite the recent setback, we are confident that Silicon Graphics is well positioned to grow future earnings.  The new management team that took the reins in 2012 has refocused the Company on improving its financial performance by eliminating less profitable product lines, cutting costs in the supply chain, and restructuring the sales force.  Commercial and international public sector demand remains strong as evidenced by recent new contract awards and a strong pipeline of potential new projects.  We believe that the ever-present need for improved technology and data storage will cause U.S. Government spending initiatives to return to normal levels and may even accelerate for a brief period to compensate for the potential pent up demand created by the recent lull in spending.  Given Silicon Graphics’ strong reputation within the industry and the potential for future growth, we took advantage of the stock price decline to purchase additional shares.

Datalink Corporation

Datalink Corporation is a value-added reseller of data center products and a provider of solutions and services that make data centers more efficient and effective.  During the first quarter, the stock price appreciated substantially in reaction to a stronger than expected earnings report.  However, the stock price declined in early May after the Company reported disappointing first quarter earnings and provided a cautious outlook for second quarter earnings due to weak sales of network storage products, one of Datalink’s larger business lines.  The network storage industry is undergoing technological innovation, potentially causing a shift in the type of equipment used for data storage.  Consequently, customers delayed purchasing equipment as they required extra time to evaluate these new products, resulting in a shortfall in Datalink’s near term revenues.  We believe this extended customer decision cycle will be short-lived, and, given Datalink’s strong relationship with both traditional and emerging storage providers, the Company stands to benefit once spending resumes, regardless of which solution the customer ultimately chooses.  The favorable long-term industry dynamics underpinning the Company’s future growth opportunities remain intact, as increasing network complexity drives more demand for technology solution providers such as Datalink.  With little debt on its balance sheet, over $70 million in cash (vs. a $225 million market capitalization) and strong free cash flow from operations, management has the financial resources to invest internally and/or make accretive acquisitions to improve the Company’s service offerings.  While the disappointing earnings were surprising, we continue to believe that Datalink’s long-term prospects remain promising.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) did not change materially from the end of 2013 or the end of the first quarter of 2014.  Since the beginning of 2014, cash and equivalents have declined approximately 7%, while common stocks have increased by a similar amount.  This does not reflect a strategic change in portfolio allocation, but primarily reflects our decision to opportunistically add to several existing portfolio holdings at what we believe to be attractive

Greenspring Fund, Incorporated

valuations.  During the second quarter, we meaningfully increased the Fund’s holdings in the common shares of Clifton Bancorp, Inc., KBR, Inc., MasTec, Inc. and NTELOS Holdings Corp.  We reduced the position size of Cisco Systems, Inc. and PPL Corp. and sold all of the Fund’s common shares of Quality Distribution, Inc.

Greenspring Fund
Portfolio Allocation
as of June 30, 2014

The Fund’s allocation to fixed income securities was little changed from both the end of 2013 and the end of the first quarter of 2014.  We continue to emphasize high yielding, short duration fixed income securities, so the rolling maturity and redemption of these bonds continues to heavily influence activity in the fixed income portfolio.  Within the current low interest rate environment, we expect redemptions and maturities to continue at a brisk pace.  We will continue to reinvest these proceeds into fixed income securities that we believe represent attractive value.

Please refer to the Schedule of Investments in the financial statements for a complete list of portfolio holdings and the percentage of the portfolio each investment represents.

INVESTMENT STRATEGY

Central banks around the world continue to supply liquidity to the capital markets in order to maintain an extremely low interest rate environment and promote economic growth.  Although the Federal Reserve (“Fed”) continues to reduce or “taper” its program of open market purchases of government bonds and mortgage securities, Fed officials continue to suggest that they expect short-term rates to remain low for an extended period.  Given this backdrop, we remain focused on the consistent execution of Greenspring Fund’s total return approach to investing.  We continue to carefully search for and purchase shares of companies that we consider undervalued and well positioned in the current economic environment to protect and grow shareholder value in a thoughtful and deliberate manner.

With regard to the fixed income portfolio, we continue to emphasize short duration fixed income securities that may not necessarily be rated “investment grade” by the rating agencies, but, we believe, have the appropriate liquidity and cash flow characteristics that will enable the companies to effectively retire or refinance the particular bond issue held in the Fund’s portfolio.  The frequent maturities and redemptions inherent in a short duration bond portfolio regularly replenish the Fund’s cash reserves and are available to be reinvested in equity and fixed income securities that we believe are undervalued.  In addition, unlike investors in bonds with a longer duration that may suffer significant losses if interest rates increase, we would welcome rising interest rates, as it would enable us to reinvest at higher yields the cash reserves created by the steady stream of redemptions and maturities.

We hope you are enjoying the summer and look forward to providing you an update on the Greenspring Fund at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

Greenspring Fund, Incorporated

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk.  Principal loss is possible.  Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.  Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2014 – 6/30/2014).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/2014 –
	1/1/2014	6/30/2014	6/30/2014*
Actual	$1,000.00	$1,023.00	$4.46
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.38	$4.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 53.6%

Business Software & Services: 1.7%
514,224	CA, Inc.	$14,778,798
Commercial Banks & Thrifts: 2.0%
44,774	American National Bankshares, Inc.	972,939
65,389	Chicopee Bancorp, Inc.	1,104,420
161,142	Clifton Bancorp, Inc.	2,041,669
279,112	ESSA Bancorp, Inc.	3,106,517
47,542	First Connecticut Bancorp, Inc.	763,049
53,165	Heritage Financial Group, Inc.	1,054,262
31,654	Middleburg Financial Corp.	633,080
52,900	OceanFirst Financial Corp.	876,024
85,144	Shore Bancshares, Inc.*	767,148
589,083	Southern National Bancorp of Virginiaº	6,574,166
		17,893,274
Computer Communications: 1.6%
554,448	Cisco Systems, Inc.	13,778,033

Computer Systems: 1.7%
1,541,578	Silicon Graphics International Corp.*	14,829,980

Construction & Engineering: 9.6%
102,400	Dycom Industries, Inc.*	3,206,144
339,375	EMCOR Group, Inc.	15,112,369
1,041,700	KBR, Inc.	24,844,545
856,373	MasTec, Inc.*	26,393,416
618,439	MYR Group, Inc.*	15,665,060
		85,221,534
Electrical Equipment & Instruments: 1.4%
17,400	Emerson Electric Co.	1,154,664
904,940	GSI Group, Inc.*#	11,519,886
		12,674,550
Information Technology Services: 0.9%
836,248	Datalink Corp.*	8,362,480

Insurance: 2.6%
208,584	PartnerRe, Ltd.#	22,779,459

Internet Software & Services: 3.1%
545,505	j2 Global, Inc.	27,744,384

Machinery: 0.2%
20,000	Pentair, Ltd.#	1,442,400

Management Consulting: 2.8%
646,405	FTI Consulting, Inc.*	24,447,037

Oil & Gas Exploration & Production: 9.9%
608,913	Denbury Resources, Inc.	11,240,534
319,077	Energen Corp.	28,359,564
123,810	EOG Resources, Inc.	14,468,437
390,525	Rosetta Resources, Inc.*	21,420,296
300,375	Suncor Energy, Inc.#	12,804,986
		88,293,817
Oil Refining & Marketing: 0.0%
2,813	Phillips 66	226,250

Pulp & Paper: 0.7%
124,205	International Paper Co.	6,268,626

Real Estate: 0.0%
45,000	Gramercy Property Trust, Inc.	272,250

Retail: 0.4%
212,821	Francesca’s Holding Corp.*	3,136,982

Semiconductors: 1.7%
1,697,822	ON Semiconductor Corp.*	15,518,093

Telecommunications: 2.9%
1,190,445	Lumos Networks Corp.º	17,225,739
708,678	NTELOS Holdings Corp.	8,830,128
		26,055,867
Telecommunications Equipment: 2.8%
3,318,631	Harmonic, Inc.*	24,756,987

Truck Dealerships: 1.9%
219,105	Rush Enterprises, Inc. – Class A*	7,596,370
295,798	Rush Enterprises, Inc. – Class B*	9,302,847
		16,899,217
Utilities: 2.5%
638,025	The AES Corp.	9,921,289
348,142	PPL Corp.	12,369,485
		22,290,774
Waste Management Services: 3.2%
737,658	Republic Services, Inc.	28,008,874

TOTAL COMMON STOCKS
(cost $331,077,784)		475,679,666

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited) (Con’t)

Shares/Principal		Value
PREFERRED STOCKS: 0.2%

Homebuilding: 0.2%
77,351	M/I Homes, Inc., 9.750%, Series A	$1,991,788

Real Estate: 0.0%
5,700	Winthrop Realty Trust, 7.750%	152,105

TOTAL PREFERRED STOCKS
(cost $2,123,678)		2,143,893

CONVERTIBLE BONDS: 0.4%
Oil & Gas Exploration & Production: 0.4%
3,784,000	Bill Barrett Corp., 5.000%, 3/15/28	3,795,844
TOTAL CONVERTIBLE BONDS
(cost $3,788,378)		3,795,844

CORPORATE BONDS: 37.2%
Aerospace & Defense: 0.7%
808,000	Esterline Technologies Corp.,
	7.000%, 8/1/20	868,600
5,000,000	Kratos Defense & Security
	Solutions, Inc., 7.000%, 5/15/19 - 144A	5,212,500
		6,081,100
Automotive: 1.2%
8,230,000	Chrysler Group LLC and CG
	Co-Issuer, Inc., 8.000%, 6/15/19	8,980,988
1,750,000	DriveTime Automotive
	Group, Inc., 12.625%, 6/15/17	1,862,945
		10,843,933
Building Materials: 0.7%
2,379,000	Headwaters, Inc., 7.625%, 4/1/19	2,551,478
3,283,000	Nortek, Inc., 10.000%, 12/1/18	3,553,848
		6,105,326
Business Services: 1.4%
11,677,000	Iron Mountain, Inc., 8.375%, 8/15/21	12,275,446

Business Software & Services: 0.5%
4,674,000	Sungard Data Systems, Inc.,
	7.375%, 11/15/18	4,942,755

Coal Producers: 0.3%
2,577,000	CONSOL Energy, Inc., 8.250%, 4/1/20	2,802,488

Construction & Engineering: 0.7%
6,000,000	Michael Baker International LLC,
	8.250%, 10/15/18 - 144A	6,420,000

Principal
Consumer Goods: 5.2%
$ 8,258,000	Brown Shoe Co., Inc., 7.125%, 5/15/19	8,732,835
15,119,000	Pilgrim’s Pride Corp., 7.875%, 12/15/18	16,083,592
20,167,000	US Foods, Inc., 8.500%, 6/30/19	21,608,941
		46,425,368
Entertainment: 0.0%
395,000	Carmike Cinemas, Inc., 7.375%, 5/15/19	431,537

Environmental Consulting & Engineering: 0.8%
6,674,000	Reynolds Group Issuer LLC,
	8.500%, 5/15/18	6,991,015

Financial Services: 0.0%
483,000	Cardtronics, Inc., 8.250%, 9/1/18	509,565

Healthcare: 3.9%
6,985,000	Acadia Healthcare Co., Inc.,
	12.875%, 11/1/18	8,382,000
385,000	Alere, Inc., 8.625%, 10/1/18	407,137
10,672,000	Biomet, Inc., 6.500%, 8/1/20	11,552,440
3,661,000	ExamWorks Group, Inc., 9.000%, 7/15/19	4,045,405
4,738,000	Hanger, Inc., 7.125%, 11/15/18	4,998,590
3,279,000	HealthSouth Corp., 7.250%, 10/1/18	3,442,950
806,000	HealthSouth Corp., 8.125%, 2/15/20	867,457
1,171,000	MedAssets, Inc., 8.000%, 11/15/18	1,244,188
		34,940,167
Homebuilding: 2.2%
8,260,000	Lennar Corp., 12.250%, 6/1/17	10,531,500
8,141,000	M/I Homes, Inc., 8.625%, 11/15/18	8,710,870
		19,242,370
Internet Software & Services: 0.9%
5,000,000	Bankrate, Inc., 6.125%, 8/15/18 - 144A	5,331,250
2,243,000	j2 Global, Inc., 8.000%, 8/1/20	2,439,262
		7,770,512
Management Consulting: 0.9%
7,282,000	FTI Consulting, Inc., 6.750%, 10/1/20	7,809,945

Oil & Gas Equipment & Services: 1.0%
2,674,000	CGG, 7.750%, 5/15/17#	2,720,795
5,723,000	Exterran Holdings, Inc., 7.250%, 12/1/18	6,066,380
		8,787,175

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited) (Con’t)

Principal		Value
CORPORATE BONDS: 37.2% (Con’t)

Oil & Gas Exploration & Production: 4.6%
$ 1,622,000	Bill Barrett Corp., 7.625%, 10/1/19	$1,755,815
9,472,000	EPL Oil & Gas, Inc., 8.250%, 2/15/18	10,182,400
2,247,000	Newfield Exploration Co., 7.125%, 5/15/18	2,322,836
21,964,000	PetroQuest Energy, Inc., 10.000%, 9/1/17	23,284,036
3,000,000	Stone Energy Corp., 7.500%, 11/15/22	3,322,500
		40,867,587
Publishing: 0.2%
1,768,000	Gannett Co., Inc., 7.125%, 9/1/18	1,854,190

Pulp & Paper: 0.2%
1,527,000	Clearwater Paper Corp., 7.125%, 11/1/18	1,610,985

Real Estate: 1.3%
824,000	CB Richard Ellis Services, Inc.,
	6.625%, 10/15/20	878,590
9,578,000	Realogy Group LLC,
	7.875%, 2/15/19 - 144A	10,296,350
		11,174,940
Retail: 1.7%
3,928,000	CDW LLC/CDW Finance Corp.,
	8.000%, 12/15/18	4,193,140
3,361,000	Levi Strauss & Co., 7.625%, 5/15/20	3,634,081
2,905,000	Michaels FinCo Holdings LLC/
	Michaels FinCo, Inc.,
	7.500%, 8/1/18 - 144A	2,981,256
1,763,000	Rite Aid Corp., 10.250%, 10/15/19	1,899,633
2,300,000	Rite Aid Corp., 8.000%, 8/15/20	2,541,500
		15,249,610
Satellite Services: 0.4%
3,284,000	Intelsat Jackson Holdings SA,
	8.500%, 11/1/19#	3,501,565

Specialty Chemicals: 1.2%
5,277,000	Ferro Corp., 7.875%, 8/15/18	5,524,359
4,975,000	Kraton Polymers LLC, 6.750%, 3/1/19	5,257,953
		10,782,312
Telecommunications: 4.3%
7,404,000	CCO Holdings LLC/
	CCO Holdings Capital Corp.,
	7.250%, 10/30/17	7,829,730
2,935,000	Cogent Communications Group, Inc.,
	8.375%, 2/15/18 - 144A	3,147,787
2,651,000	Earthlink, Inc., 8.875%, 5/15/19	2,664,255
250,000	Earthlink, Inc., 7.375%, 6/1/20	267,813
9,602,000	Level 3 Communications, Inc.,
	11.875%, 2/1/19	10,706,230
2,656,000	Level 3 Financing, Inc., 9.375%, 4/1/19	2,928,240
2,188,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	2,300,244
7,000,000	T-Mobile USA, Inc., 6.464%, 4/28/19	7,385,000
615,000	Videotron, Ltd., 9.125%, 4/15/18#	634,988
		37,864,287
Transportation: 2.3%
5,000,000	Overseas Shipholding Group, Inc.,
	8.125%, 3/30/18@	6,075,000
8,912,000	Quality Distribution LLC/QD
	Capital Corp., 9.875%, 11/1/18	9,580,400
4,109,000	Swift Services Holdings, Inc.,
	10.000%, 11/15/18	4,417,175
		20,072,575
Water Infrastructure: 0.6%
5,014,000	Mueller Water Products, Inc.,
	7.375%, 6/1/17	5,120,548

TOTAL CORPORATE BONDS
(cost $328,052,362)		330,477,301

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited) (Con’t)

Shares		Value
SHORT-TERM INVESTMENTS: 7.9%

Money Market Instruments^
39,125,000	AIM Liquid Assets, 0.060%	$39,125,000
31,017,523	AIM STIC Prime Portfolio, 0.010%	31,017,523

TOTAL SHORT-TERM INVESTMENTS
(cost $70,142,523)		70,142,523

TOTAL INVESTMENTS IN SECURITIES
(cost $735,184,725): 99.3%		882,239,227
Other Assets and Liabilities 0.7%		5,933,694
NET ASSETS: 100.0%		$888,172,921

*	Non-income producing security.
º	Investment in affiliated security (Note 5).
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2014, the value of  these investments was $33,389,143, or 3.8% of total net assets.

@	Security is in default.
^	Rate shown is the 7-day effective yield at June 30, 2014.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value:
Unaffiliated issuers (cost $713,469,590)	$858,439,322
Affiliated issuers (cost $21,715,135) (Note 5)	23,799,905
Total investments, at value (cost $735,184,725)	882,239,227
Cash	857,102
Receivables:
Dividends and interest	6,309,913
Securities sold	2,803,269
Fund shares sold	1,572,095
Prepaid expenses	43,338
Total assets	893,824,944

LIABILITIES
Payables:
Securities purchased	3,864,596
Fund shares redeemed	1,053,386
Due to affiliate (Note 5)	511,774
Accrued expenses	222,267
Total liabilities	5,652,023
NET ASSETS	$888,172,921

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	32,798,771

Net asset value, offering and redemption price per share	$27.08

COMPONENTS OF NET ASSETS
Capital stock at par value	$327,988
Paid-in capital	720,012,246
Accumulated net investment income	11,467,862
Undistributed net realized gain on investments	9,310,323
Net unrealized appreciation on investments	147,054,502
NET ASSETS	$888,172,921

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Income
Interest	$11,339,403
Dividends:
Unaffiliated issuers (net of foreign withholding taxes of $18,869)	3,160,477
Affiliated issuers (Note 5)	382,257
Total income	14,882,137

Expenses
Advisory fees (Note 5)	3,013,793
Transfer agent fees	419,716
Administration fees	165,228
Administration fees – Corbyn (Note 5)	58,382
Fund accounting fees	52,816
Reports to shareholders	30,015
Custody fees	28,844
Directors fees	20,832
Legal fees	20,022
Miscellaneous fees	19,203
Blue sky fees	18,455
Insurance fees	15,478
Audit fees	14,339
Total expenses	3,877,123
Net investment income	11,005,014

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain in unaffiliated investments	1,226,650
Change in net unrealized appreciation/depreciation on investments	8,018,345
Net realized and unrealized gain on investments	9,244,995
Net increase in net assets resulting from operations	$20,250,009

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2014#	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,005,014	$16,769,343
Net realized gain:
Unaffiliated investments	1,226,650	18,348,353
Affiliated investments (Note 5)	—	9,749,869
Change in net unrealized appreciation/depreciation on investments	8,018,345	75,518,525
Net increase in net assets resulting from operations	20,250,009	120,386,090

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(17,379,823)
From net realized gain	—	(11,399,045)
Total distributions to shareholders	—	(28,778,868)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)+	(333,350)	125,748,169
Total increase in net assets	19,916,659	217,355,391

NET ASSETS
Beginning of period	868,256,262	650,900,871
End of period (including accumulated net investment
income of $11,467,862 and $462,848, respectively)	$888,172,921	$868,256,262

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2014#		December 31, 2013
	Shares	Value	Shares	Value

Shares sold	3,818,960	$100,895,764	9,502,509	$244,326,525
Shares issued in reinvestment of distributions	—	—	1,091,670	28,124,296
Shares redeemed+	(3,826,876)	(101,229,114)	(5,805,098)	(146,702,652)
Net increase (decrease)	(7,916)	$(333,350)	4,789,081	$125,748,169

#	Unaudited.
+	Net of redemption fees of $19,561 and $39,784, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2014#		2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.47		$23.23	$22.70	$24.19	$22.69	$20.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.61	0.67	0.58	0.56	0.71
Net realized and unrealized gain (loss) on investments	0.27		3.57	1.35	(0.66)	1.82	2.47
Total from investment operations	0.61		4.18	2.02	(0.08)	2.38	3.18
LESS DISTRIBUTIONS:
From net investment income	—		(0.58)	(0.88)	(0.82)	(0.72)	(0.83)
From net realized gain	—		(0.36)	(0.61)	(0.59)	(0.16)	(0.02)
Total distributions	—		(0.94)	(1.49)	(1.41)	(0.88)	(0.85)
Net asset value, end of period	$27.08		$26.47	$23.23	$22.70	$24.19	$22.69
Total return	2.30	%^	18.13%	9.07%	(0.26%)	10.63%	15.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$888.2		$868.3	$650.9	$739.0	$830.7	$528.5
Ratio of expenses to average net assets	0.89	%+	0.92%	0.93%	0.91%	0.95%	1.03%
Ratio of net investment income to average net assets	2.53	%+	2.25%	2.89%	2.40%	2.51%	3.67%
Portfolio turnover rate	27.12	%^	67.74%	27.67%	58.32%	59.99%	46.77%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments – Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) to be over-the counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Investments in open-end management investment companies are valued at the net asset value of the shares of that investment company.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Fund’s Board of Directors (the “Board”).

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited) (Con’t)

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2014:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at June 30,
	Markets	Inputs	Inputs	2014
	Level 1	Level 2	Level 3	Total
Common Stocks	$475,679,666	$—	$—	$475,679,666
Preferred Stocks	1,991,788	152,105	—	2,143,893
Convertible Bonds	—	3,795,844	—	3,795,844
Corporate Bonds	—	330,477,301	—	330,477,301
Short-Term Investments	70,142,523	—	—	70,142,523
Total	$547,813,977	$334,425,250	$—	$882,239,227

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2014 transfers into Level 1 and out of Level 2 were $1,991,788.  The security transferred out of Level 2 and into Level 1 due to increased market activity.

The Fund did not have any Level 3 securities during the six months ended June 30, 2014.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions. In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders. To the extent that the Fund invests a significant portion of

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited) (Con’t)

its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified. The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 10, 2013 an income dividend of $0.34 per share, a short-term capital gain distribution of $0.00261 and a long-term gain distribution of $0.02921 per share were declared, payable on July 11, 2013, to shareholders of record on July 9, 2013. Additionally, on December 18, 2013, an income dividend of $0.24 per share and a long-term capital gain distribution of $0.324 per share were declared, payable on December 19, 2013 to shareholders of record on December 17, 2014. The tax character of distributions paid during the six months ended June 30, 2014 and the year ended December 31, 2013 were as follows:

Distributions paid from:	June 30, 2014	December 31, 2013
Ordinary income	$ —	$17,453,531
Long-term capital gain	$ —	$11,325,337

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited) (Con’t)

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2013.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2014, purchases and sales of investments, other than short-term investments, aggregated $288,360,871 and $212,149,488, respectively.

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2010-2013).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2013, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$721,272,057
Gross tax unrealized appreciation	147,512,203
Gross tax unrealized depreciation	(8,477,208)
Net tax unrealized appreciation	139,034,995
Undistributed ordinary income	463,002
Undistributed long-term capital gain	8,084,835
Total distributable earnings	8,547,837
Other accumulated losses	(154)
Total accumulated earnings	$147,582,678

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited) (Con’t)

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, the Fund increased accumulated net investment loss by $9,478,521 and decreased undistributed net realized gain on investments by $9,478,521. The Fund incurred losses for tax purposes of $154 for the period of November 1, 2013 to December 31, 2013. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending December 31, 2013.

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2014, the Fund incurred $3,013,793 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2014, the Fund incurred $58,382 in administrative fees to Corbyn.

At June 30, 2014, investors for whom Corbyn was investment adviser held 1,012,489 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the six months ended June 30, 2014 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
Lumos Networks Corp.	$6,594,892	$10,953,134	$—	$17,548,026	$299,785	1,190,445	$17,225,739
Southern National
Bancorp of Virginia	4,167,109	—	—	4,167,109	82,472	589,083	6,574,166
	$10,762,001	$10,953,134	$—	$21,715,135	$382,257	1,779,528	$23,799,905

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”).  In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2014.  To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting.  After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement.  The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund.  In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement.  The Board considered the specific responsibilities of all aspects of the daily management of the Fund.  The Board considered the qualifications and experience of the portfolio manager and other key personnel of the Adviser involved with the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including the backgrounds of the chief compliance officers of both the Fund and the Adviser, as well as the Adviser’s compliance record.  The Board also considered the Adviser’s marketing efforts and its continued commitment to the Fund’s growth.  The Board noted that the Adviser has managed the Fund since its inception, providing a consistent investment approach with low turnover of the Adviser’s staff.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short- and long-term performance of the Fund for periods ended December 31, 2013 on both an absolute basis, and in comparison to the performance of various category, relative index and major market benchmarks.  The Board noted that the Fund’s 1-year return of 18.1% compared favorably when compared against the 1-year performance of its category benchmarks, which are groups of other mutual funds with similar investment styles selected by independent providers of mutual fund information.  The Fund’s long-term performance was mixed when compared to the long-term performance of its category benchmarks.  The Board also considered the market conditions during the performance periods, the consistency of returns and the level of risk taken.  The Board concluded that the Adviser’s historical investment performance was highly satisfactory given the market conditions and consistent with the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of peer funds.  Each of the peer funds were

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

similar in asset size, operating, and expense structure.  The Board considered that the Fund’s contractual advisory fee of 0.70% was less than the median contractual advisory fee of the peer funds at a common net asset level.  The Board also considered that the Fund’s total expense ratio of 0.92% was lower than the median total expense ratio of the peer funds.  The Board concluded that the Adviser had consistently maintained an annual expense ratio below the peer group median without waiving and/or reimbursing any fees to the Fund.  Additionally, the Board was provided information on the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  The Board concluded that the fee structure of the Agreement was reasonable.

4.
Economies of scale.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Agreement’s fee schedule included breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund would decrease at the higher asset levels.  The Board concluded that net assets were above $500 million for the entire year allowing the Fund and its shareholders to take advantage of these economies of scale.

5.
Costs of services provided and profits to be realized by the Adviser.  The Board then discussed the costs of the services to be provided and the profitability of the Agreement.  Specific attention was given to the methodologies followed in estimating costs incurred by the Adviser for the Fund.  The Board recognized that cost allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results.  In this regard, the Board noted that the allocation appeared reasonable.  After such review, the Board determined that the profitability of the Adviser with respect to the Agreement was reasonable, and that the Adviser maintained adequate profit levels to support the services to the Fund.

6.
Other factors and considerations.  The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund’s equity transactions.  The Board noted that the commissions paid by the Fund are reasonable and that the Fund receives quality execution, regardless of whether the commissions are used to pay for research through soft dollar arrangements.  Other material information considered includes the Adviser’s management of its relationship with the Fund’s third party service providers and expenses paid to those third parties.  Also, at its quarterly meetings, the Board reviews detailed information relating to the Fund’s portfolio and performance, and receives a presentation from the Fund’s portfolio manager.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2014 (Unaudited)

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Privacy Policy
The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2014
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2014. The total value of $189,520 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2014 were 11.58%, 8.97%, 9.78%, 7.09% and 9.95%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*                                    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     September 3, 2014

By (Signature and Title)*                                    /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date     September 3, 2014

* Print the name and title of each signing officer under his or her signature.